Exhibit 4.3

EXECUTION VERSION

EXHIBIT A

FORMS OF NOTES

EXHIBIT A1

FORM OF GLOBAL CLASS A NOTE

[RULE 144A][REGULATION S] GLOBAL NOTE

representing

CLASS A NOTES DUE 2029

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO A PERSON (1) THAT IS A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”) AND THE RULES THEREUNDER) OR AN ENTITY BENEFICIALLY OWNED EXCLUSIVELY BY QUALIFIED PURCHASERS (AS DEFINED FOR PURPOSES OF SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT), (2) THAT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, AS AMENDED (“RULE 144A”)), (3) THAT WAS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE ISSUER (EXCEPT WHEN EACH BENEFICIAL OWNER OF THE HOLDER IS A QUALIFIED PURCHASER), (4) THAT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS WHEN THE HOLDER IS A PRIVATE INVESTMENT COMPANY FORMED BEFORE APRIL 30, 1996, (5) THAT IS NOT A BROKER-DEALER WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN U.S.$25 MILLION IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED PERSONS OF THE DEALER AND (6) THAT IS NOT A PLAN REFERRED TO IN PARAGRAPH (A)(1)(i)(D) OR (A)(1)(i)(E) OF RULE 144A OR A TRUST FUND REFERRED TO IN PARAGRAPH (A)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, IF INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE BY THE BENEFICIARIES OF THE PLAN OR (B) TO A PERSON THAT IS NOT A “U.S. PERSON” (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATION AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY APPLICABLE JURISDICTION. THE ISSUER OF THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE INVESTMENT COMPANY ACT.

ANY TRANSFER OF A BENEFICIAL INTEREST IN THIS NOTE IN VIOLATION OF THE FOREGOING OR TO A PERSON WHO IS A BENEFIT PLAN INVESTOR OR ACTING ON BEHALF OF OR USING THE ASSETS OF ANY BENEFIT PLAN INVESTOR TO ACQUIRE THIS NOTE SHALL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY NOTICE OR INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE REGISTRAR OR ANY INTERMEDIARY.

A1-1

THE ISSUER, OR ON ITS BEHALF, THE COLLATERAL MANAGER, HAS THE RIGHT, UNDER THE INDENTURE, TO COMPEL ANY BENEFICIAL OWNER OF AN INTEREST IN THIS NOTE THAT IS A U.S. PERSON AND IS NOT BOTH (A) A “QUALIFIED PURCHASER” OR AN ENTITY BENEFICIALLY OWNED EXCLUSIVELY BY QUALIFIED PURCHASERS (AS DEFINED FOR PURPOSES OF SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT) AND (B) A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) TO SELL ITS INTEREST IN THE NOTE, OR MAY SELL SUCH INTEREST ON BEHALF OF SUCH OWNER.

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED OR DEEMED TO REPRESENT AND WARRANT THAT (A) FOR SO LONG AS IT HOLDS THIS NOTE OR INTEREST HEREIN, IT IS NOT, AND IS NOT ACTING ON BEHALF OF, A BENEFIT PLAN INVESTOR; AND (B) IF SUCH PERSON IS A GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN, (I) IT IS NOT, AND FOR SO LONG AS IT HOLDS THIS NOTE OR INTEREST HEREIN WILL NOT BE, SUBJECT TO ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAW OR REGULATION THAT COULD CAUSE THE UNDERLYING ASSETS OF THE ISSUER TO BE TREATED AS ASSETS OF THE PURCHASER OR TRANSFEREE BY VIRTUE OF ITS INTEREST IN THIS NOTE AND THEREBY SUBJECT THE ISSUER AND THE COLLATERAL MANAGER (OR OTHER PERSONS RESPONSIBLE FOR THE INVESTMENT AND OPERATION OF THE ISSUER’S ASSETS) TO LAWS OR REGULATIONS THAT ARE SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS CONTAINED IN TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND (II) ITS ACQUISITION, HOLDING AND DISPOSITION OF ITS INTEREST IN THIS NOTE WILL NOT CONSTITUTE OR RESULT IN A VIOLATION OF ANY STATE, LOCAL, OTHER FEDERAL OR NON-U.S. LAW OR REGULATION THAT IS SUBSTANTIALLY SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (ANY SUCH LAW OR REGULATION, AN “OTHER PLAN LAW”). EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL ALSO BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THE APPLICABLE EXHIBIT B TO THE INDENTURE. “BENEFIT PLAN INVESTOR” MEANS A BENEFIT PLAN INVESTOR, AS DEFINED IN SECTION 3(42) OF ERISA AND INCLUDES (X) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF TITLE I OF ERISA) THAT IS SUBJECT TO PART 4 OF TITLE I OF ERISA, (Y) A PLAN AS DEFINED IN SECTION 4975(e)(1) OF THE CODE THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR (Z) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY.

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

A1-2

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

THE FAILURE TO PROVIDE THE ISSUER, THE TRUSTEE OR ANY PAYING AGENT WITH THE PROPERLY COMPLETED AND SIGNED APPLICABLE TAX CERTIFICATIONS (GENERALLY, IN THE CASE OF U.S. FEDERAL INCOME TAX, AN INTERNAL REVENUE SERVICE FORM W-9 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE OR THE APPROPRIATE INTERNAL REVENUE SERVICE FORM W-8 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS NOT A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE) OR THE FAILURE TO MEET ITS NOTEHOLDER REPORTING OBLIGATIONS MAY RESULT IN WITHHOLDING FROM PAYMENTS IN RESPECT OF SUCH NOTE, INCLUDING U.S. FEDERAL WITHHOLDING OR BACK-UP WITHHOLDING.

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE REQUIRED TO PROVIDE ANY INFORMATION AS IS NECESSARY (IN THE SOLE DETERMINATION OF THE ISSUER, THE TRUSTEE AND ANY PAYING AGENT) FOR THE ISSUER, THE TRUSTEE AND ANY PAYING AGENT TO DETERMINE THEIR OBLIGATIONS UNDER SECTIONS 1471-1474 OF THE CODE.

A1-3

GREAT LAKES BCPL FUNDING LTD.

[RULE 144A][REGULATION S] GLOBAL NOTE

representing

CLASS A NOTES DUE 2029

Up to U.S.$1,000,000,000

[Date]

A/[R][S]-[•]

CUSIP No.: [G41642 AA0]1 [39055G AA4]2 [G41642 AB8]3 [39055G AB2]4

ISIN No.: [USG41642AA08]5 [US39055GAA40]6 [USG41642AB80]7 [US39055GAB23]8

GREAT LAKES BCPL FUNDING LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Issuer”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, upon presentation and surrender of this Class A Note (except as otherwise permitted by the Indenture referred to below), the principal sum as indicated on Schedule A hereto on December 16, 2029 (the “Stated Maturity”) except as provided below and in the Indenture.

The obligations of the Issuer under this Class A Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral in accordance with the Indenture, and following the realization of the Collateral in accordance with the Indenture and the application of such amounts in accordance with the terms of the Indenture, all claims of the Holders of Class A Notes shall be extinguished and shall not thereafter revive.

Interest on the Notes shall not accrue on the outstanding principal amount of the Notes.

The principal of this Class A Note matures at par and is due and payable on the Stated Maturity and on a Redemption Date in the amount of the applicable Redemption Price, in each case, unless the principal of this Class A Note becomes due and payable at an earlier date by declaration of acceleration or otherwise. Notwithstanding the foregoing, the payment of principal of this Class A Note may only occur in accordance with the Priority of Payments.

[1]	Insert in case of Class A Closing Date Regulation S Global Note.
[2]	Insert in case of Class A Closing Date Rule 144A Global Note.
[3]	Insert in case of First Additional Class A Regulation S Global Note.
[4]	Insert in case of First Additional Class A Rule 144A Global Note.
[5]	Insert in case of Class A Closing Date Regulation S Global Note.
[6]	Insert in case of Class A Closing Date Rule 144A Global Note.
[7]	Insert in case of First Additional Class A Regulation S Global Note.
[8]	Insert in case of First Additional Class A Rule 144A Global Note.

A1-4

All payments made by the Issuer under this Class A Note will be made without any deduction or withholding for or on account of any tax unless such deduction or withholding is required by applicable law, as modified by the practice of any relevant governmental authority, then in effect. If the Issuer is so required to deduct or withhold, then the Issuer will not be obligated to pay any additional amounts in respect of such withholding or deduction.

Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent by the manual signature of one of their Authorized Officers, this Class A Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Class A Note is one of a duly authorized issue of Class A Notes due 2029 (the “Class A Notes”) issued and to be issued under the Indenture, dated as of December 16, 2019 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Indenture”), between the Issuer and U.S. Bank National Association, a national banking association, as trustee (in such capacity, together with its permitted successors and assigns in the trusts under the Indenture, the “Trustee”) and, solely as expressly specified in the Indenture, in its individual capacity. Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Class A Notes and the terms upon which the Class A Notes are, and are to be, authenticated and delivered.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

Transfers of this [Rule 144A][Regulation S] Global Note shall be limited to transfers of such Global Note in whole, but not in part, to a nominee of the DTC or to a successor of the DTC or such successor of the DTC or such successor’s nominee, except as otherwise set forth in the Indenture.

The Issuer and the Trustee, and any agent of the Issuer or the Trustee shall treat as the owner of this Class A Note (a) for the purpose of receiving payments on this Class A Note (whether or not this Class A Note is overdue), the Person in whose name this Class A Note is registered on the Note Register at the close of business on the applicable Record Date and (b) on any other date for all other purposes whatsoever (whether or not this Class A Note is overdue), the Person in whose name this Class A Note is then registered on the Note Register, and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

If an Event of Default shall occur and be continuing, the Class A Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

A1-5

Interests in this [Rule 144A][Regulation S] Global Note may be exchanged for an interest in, or transferred to a transferee taking an interest in, the corresponding [Regulation S][Rule 144A] Global Note subject to and in accordance with the restrictions set forth in the Indenture and in the legend attached to this Class A Note and are otherwise transferable in accordance with DTC’s rules and procedures in use at such time. This [Rule 144A][Regulation S] Global Note is subject to mandatory exchange for Certificated Notes under the limited circumstances set forth in the Indenture.

[The provisions of the “Operating Procedures of the Euroclear System” of Euroclear and the “Terms and Conditions Governing Use of Participants” of Clearstream, respectively, will be applicable to this Global Note insofar as interests in this Global Note are held by Agent Members of Euroclear or Clearstream, as the case may be.]9

Upon exchange of or increase in any interest represented by this [Rule 144A][Regulation S] Global Note, this [Rule 144A][Regulation S] Global Note shall be endorsed (or deemed to have been endorsed) on Schedule A hereto to reflect the reduction of or increase in the principal amount evidenced hereby.

The Class A Notes will be issued in minimum denominations of U.S.$500,000 and integral multiples of U.S.$1 in excess thereof.

Title to Class A Notes shall pass by registration in the Note Register kept by the Note Registrar.

No service charge shall be made for registration of transfer or exchange of this Class A Note, but the Issuer, the Note Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Note Registrar or the Trustee shall be permitted to request such evidence reasonably satisfactory to it documenting the identity and/or signature of the transferor and the transferee.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE CLASS A NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THE INDENTURE AND THE CLASS A NOTES AND ANY MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THE INDENTURE AND THE CLASS A NOTES (WHETHER IN CONTRACT, TORT OR OTHERWISE), SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

- signature page follows -

[9]	Insert in case of Regulation S Global Note.

A1-6

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed as of the date first set forth above.

GREAT LAKES BCPL FUNDING LTD.,

By:
Name:
Title: Director

A1-7

CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

A1-8

SCHEDULE A

SCHEDULE OF EXCHANGES

The outstanding principal amount of the Class A Notes represented by this [Rule 144A][Regulation S] Global Note on [•], 202110 is U.S.$[•]. The following exchanges of or increases in the whole or a part of the Class A Notes represented by this [Rule 144A][Regulation S] Global Note have been made:

Date exchange/ increase/ decrease made	Original principal amount of this [Rule 144A][Regulation S] Global Note	Part of principal amount of this [Rule 144A][Regulation S] Global Note exchanged / increased/ decreased	Remaining principal amount of this [Rule 144A][Regulation S] Global Note following such exchange / increase/ decrease	Notation made by or on behalf of the Issuer

[10]	Insert for First Additional Class A Regulation S Global Note: March 12, 2021 and US $0. Insert for First Additional Class A Rule 144A Global Note: March 12, 2021 and US $0.

A1-9

EXHIBIT A2

FORM OF CERTIFICATED CLASS A NOTE

[RULE 144A][REGULATION S] CERTIFICATED NOTE

representing

CLASS A NOTES DUE 2029

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO A PERSON (1) THAT IS A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”) AND THE RULES THEREUNDER) OR AN ENTITY BENEFICIALLY OWNED EXCLUSIVELY BY QUALIFIED PURCHASERS (AS DEFINED FOR PURPOSES OF SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT), (2) THAT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, AS AMENDED (“RULE 144A”)), (3) THAT WAS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE ISSUER (EXCEPT WHEN EACH BENEFICIAL OWNER OF THE HOLDER IS A QUALIFIED PURCHASER), (4) THAT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS WHEN THE HOLDER IS A PRIVATE INVESTMENT COMPANY FORMED BEFORE APRIL 30, 1996, (5) THAT IS NOT A BROKER-DEALER WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN U.S.$25 MILLION IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED PERSONS OF THE DEALER AND (6) THAT IS NOT A PLAN REFERRED TO IN PARAGRAPH (A)(1)(i)(D) OR (A)(1)(i)(E) OF RULE 144A OR A TRUST FUND REFERRED TO IN PARAGRAPH (A)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, IF INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE BY THE BENEFICIARIES OF THE PLAN OR (B) TO A PERSON THAT IS NOT A “U.S. PERSON” (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATION AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY APPLICABLE JURISDICTION. THE ISSUER OF THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE INVESTMENT COMPANY ACT.

THE ISSUER, OR ON ITS BEHALF, THE COLLATERAL MANAGER, HAS THE RIGHT, UNDER THE INDENTURE, TO COMPEL ANY BENEFICIAL OWNER OF AN INTEREST IN THIS NOTE THAT IS A U.S. PERSON AND IS NOT BOTH (A) A “QUALIFIED PURCHASER” OR AN ENTITY BENEFICIALLY OWNED EXCLUSIVELY BY QUALIFIED PURCHASERS (AS DEFINED FOR PURPOSES OF SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT) AND (B) A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) TO SELL ITS INTEREST IN THE NOTE, OR MAY SELL SUCH INTEREST ON BEHALF OF SUCH OWNER.

A2-1

EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL BE REQUIRED OR DEEMED TO REPRESENT AND WARRANT THAT (A) FOR SO LONG AS IT HOLDS THIS NOTE OR INTEREST HEREIN, IT IS NOT, AND IS NOT ACTING ON BEHALF OF, A BENEFIT PLAN INVESTOR; AND (B) IF SUCH PERSON IS A GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN, (I) IT IS NOT, AND FOR SO LONG AS IT HOLDS THIS NOTE OR INTEREST HEREIN WILL NOT BE, SUBJECT TO ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAW OR REGULATION THAT COULD CAUSE THE UNDERLYING ASSETS OF THE ISSUER TO BE TREATED AS ASSETS OF THE PURCHASER OR TRANSFEREE BY VIRTUE OF ITS INTEREST IN THIS NOTE AND THEREBY SUBJECT THE ISSUER AND THE COLLATERAL MANAGER (OR OTHER PERSONS RESPONSIBLE FOR THE INVESTMENT AND OPERATION OF THE ISSUER’S ASSETS) TO LAWS OR REGULATIONS THAT ARE SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS CONTAINED IN TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND (II) ITS ACQUISITION, HOLDING AND DISPOSITION OF ITS INTEREST IN THIS NOTE WILL NOT CONSTITUTE OR RESULT IN A VIOLATION OF ANY STATE, LOCAL, OTHER FEDERAL OR NON-U.S. LAW OR REGULATION THAT IS SUBSTANTIALLY SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (ANY SUCH LAW OR REGULATION, AN “OTHER PLAN LAW”). EACH PURCHASER OR TRANSFEREE OF THIS NOTE WILL ALSO BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THE APPLICABLE EXHIBIT B TO THE INDENTURE. “BENEFIT PLAN INVESTOR” MEANS A BENEFIT PLAN INVESTOR, AS DEFINED IN SECTION 3(42) OF ERISA AND INCLUDES (X) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF TITLE I OF ERISA) THAT IS SUBJECT TO PART 4 OF TITLE I OF ERISA, (Y) A PLAN AS DEFINED IN SECTION 4975(e)(1) OF THE CODE THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR (Z) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY.

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

THE FAILURE TO PROVIDE THE ISSUER, THE TRUSTEE OR ANY PAYING AGENT WITH THE PROPERLY COMPLETED AND SIGNED APPLICABLE TAX CERTIFICATIONS (GENERALLY, IN THE CASE OF U.S. FEDERAL INCOME TAX, AN INTERNAL REVENUE SERVICE FORM W-9 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE OR THE APPROPRIATE INTERNAL REVENUE SERVICE FORM W-8 (OR APPLICABLE SUCCESSOR FORM) IN THE CASE OF A PERSON THAT IS NOT A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE) OR THE FAILURE TO MEET ITS NOTEHOLDER REPORTING OBLIGATIONS MAY RESULT IN WITHHOLDING FROM PAYMENTS IN RESPECT OF SUCH NOTE, INCLUDING U.S. FEDERAL WITHHOLDING OR BACK-UP WITHHOLDING.

A2-2

EACH HOLDER AND BENEFICIAL OWNER OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE REQUIRED TO PROVIDE ANY INFORMATION AS IS NECESSARY (IN THE SOLE DETERMINATION OF THE ISSUER, THE TRUSTEE AND ANY PAYING AGENT) FOR THE ISSUER, THE TRUSTEE AND ANY PAYING AGENT TO DETERMINE THEIR OBLIGATIONS UNDER SECTIONS 1471-1474 OF THE CODE.

A2-3

GREAT LAKES BCPL FUNDING LTD.

[RULE 144A][REGULATION S] CERTIFICATED NOTE

representing

CLASS A NOTES DUE 2029

U.S.$[•]

[Date]

CUSIP No.: [G41642 AA0]11 [39055G AA4]12 [G41642 AB8]13 [39055G AB2]14

ISIN No.: [USG41642AA08]15 [US39055GAA40]16 [USG41642AB80]17 [US39055GAB23]18

GREAT LAKES BCPL FUNDING LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Issuer”), for value received, hereby promise to pay to [                                                                 ], or registered assigns, upon presentation and surrender of this Class A Note (except as otherwise permitted by the Indenture referred to below), the principal sum of [                                                             ] UNITED STATES DOLLARS (U.S.$[•]) on December 16, 2029 (the “Stated Maturity”) except as provided below and in the Indenture.

The obligations of the Issuer under this Class A Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral in accordance with the Indenture, and following the realization of the Collateral in accordance with the Indenture and the application of such amounts in accordance with the terms of the Indenture, all claims of Holders of the Class A Notes shall be extinguished and shall not thereafter revive.

Interest on the Notes shall not accrue on the outstanding principal amount of the Notes.

The principal of this Class A Note matures at par and is due and payable on the Stated Maturity and on a Redemption Date in the amount of the applicable Redemption Price, in each case, unless the principal of such Class A Note becomes due and payable at an earlier date by declaration of acceleration or otherwise. Notwithstanding the foregoing, the payment of principal of this Class A Note may only occur in accordance with the Priority of Payments.

[11]	Insert in case of Class A Closing Date Regulation S Global Note.
[12]	Insert in case of Class A Closing Date Rule 144A Global Note.
[13]	Insert in case of First Additional Class A Regulation S Global Note.
[14]	Insert in case of First Additional Class A Rule 144A Global Note.
[15]	Insert in case of Class A Closing Date Regulation S Global Note.
[16]	Insert in case of Class A Closing Date Rule 144A Global Note.
[17]	Insert in case of First Additional Class A Regulation S Global Note.
[18]	Insert in case of First Additional Class A Rule 144A Global Note.

A2-4

All payments made by the Issuer under this Class A Note will be made without any deduction or withholding for or on account of any tax unless such deduction or withholding is required by applicable law, as modified by the practice of any relevant governmental authority, then in effect. If the Issuer is so required to deduct or withhold, then the Issuer will not be obligated to pay any additional amounts in respect of such withholding or deduction.

Unless the certificate of authentication hereon has been executed by the Trustee or the Authenticating Agent by the manual signature of one of their Authorized Officers, this Class A Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Class A Note is one of a duly authorized issue of Class A Notes due 2029 (the “Class A Notes”) issued and to be issued under the Indenture, dated as of December 16, 2019 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Indenture”), between the Issuer and U.S. Bank National Association, a national banking association, as trustee (in such capacity, together with its permitted successors and assigns in the trusts under the Indenture, the “Trustee”) and, solely as expressly specified in the Indenture, in its individual capacity. Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Class A Notes and the terms upon which the Class A Notes are, and are to be, authenticated and delivered.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

Transfers of this Note shall be limited to transfers made in accordance with the restrictions set forth in the Indenture referred to herein.

The Issuer and the Trustee, and any agent of the Issuer or the Trustee shall treat as the owner of this Class A Note (a) for the purpose of receiving payments on this Class A Note (whether or not this Class A Note is overdue), the Person in whose name this Class A Note is registered on the Note Register at the close of business on the applicable Record Date and (b) on any other date for all other purposes whatsoever (whether or not this Class A Note is overdue), the Person in whose name this Class A Note is then registered on the Note Register, and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

If an Event of Default shall occur and be continuing, the Class A Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

This [Rule 144A][Regulation S] Certificated Note may be exchanged for an interest in, or transferred to a transferee taking an interest in, a [Regulation S][Rule 144A] Certificated Note subject to and in accordance with the restrictions set forth in the Indenture and in the legend attached to this Class A Note.

The Class A Notes will be issued in minimum denominations of U.S.$500,000 and integral multiples of U.S.$1 in excess thereof.

A2-5

Title to Class A Notes shall pass by registration in the Note Register kept by the Note Registrar.

No service charge shall be made for registration of transfer or exchange of this Class A Note, but the Issuer, the Note Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Note Registrar or the Trustee shall be permitted to request such evidence reasonably satisfactory to it documenting the identity and/or signature of the transferor and the transferee.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE CLASS A NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THE INDENTURE AND THE CLASS A NOTES AND ANY MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THE INDENTURE AND THE CLASS A NOTES (WHETHER IN CONTRACT, TORT OR OTHERWISE), SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

- signature page follows -

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IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed as of the date first set forth above.

GREAT LAKES BCPL FUNDING LTD.,

By:
Name:
Title: Director

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CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

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ASSIGNMENT FORM

For value received

does hereby sell, assign, and transfer to

Please insert social security or

other identifying number of assignee

Please print or type name

and address, including zip code,

of assignee:

the within Security and does hereby irrevocably constitute and appoint                                                                      Attorney to transfer the Security on the books of the Trustee with full power of substitution in the premises.

Date:	Your Signature ________________________________

(Sign exactly as your name appears in the security)

A2-9

EXHIBIT B

FORMS OF TRANSFER AND EXCHANGE CERTIFICATES

EXHIBIT B1

FORM OF TRANSFEROR CERTIFICATE FOR TRANSFER OF RULE 144A GLOBAL

NOTE OR CERTIFICATED NOTE TO REGULATION S GLOBAL NOTE OR

CERTIFICATED NOTE

U.S. Bank National Association, as Trustee

11 Fillmore Avenue East,

St. Paul, Minnesota

551071402

Attention:	Bondholder Services – EP-MN-WSZN - Great Lakes BCPL Funding Ltd.

Re:	GREAT LAKES BCPL FUNDING LTD. (the “Issuer”)

Class A Notes due 2029 (the “Notes”)

Reference is hereby made to the Indenture, dated as of December 16, 2019 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Indenture”), between the Issuer and U.S. Bank National Association, a national banking association, as trustee (in such capacity, together with its permitted successors and assigns in the trusts under the Indenture, the “Trustee”) and, solely as expressly specified in the Indenture, in its individual capacity. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

This letter relates to U.S.$[                    ] aggregate principal amount of Notes which are held in the form of a [Rule 144A Global Note] [Certificated Note][with the depository] in the name of [                        ] (the “Transferor”) to effect the transfer of the Notes in exchange for an equivalent beneficial interest in a Regulation S Global Note.

In connection with such transfer, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred to [                        ] (the “Transferee”) in accordance with Regulation S under the United States Securities Act of 1933, as amended (the “Securities Act”) and the transfer restrictions set forth in the Indenture and the legends attached to such Notes and that:

a. the offer of such Notes was not made to a person in the United States;

b. at the time the buy order was originated, the Transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the Transferee was outside the United States;

c. no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable;

d. none of the Transferor or any of its affiliates (as such term is defined in Rule 501(b) of Regulation D under the Securities Act) or any other Person acting on any of their behalf has engaged, in connection with such Notes, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act;

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e. the Transferor has not solicited offers for such Notes, and has not arranged commitments to purchase Notes, except in accordance with the Indenture and any applicable U.S. federal and state securities laws and the securities laws of any other jurisdiction in which such Notes have been offered;

f. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

g. the Transferee is not a U.S. Person.

- signature page follows -

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The Transferor understands that the Issuer, the Sole Shareholder, the Collateral Manager, the Placement Agent, the Valuation Agent, the Trustee, the Collateral Administrator, the Administrator and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and the Transferor hereby consents to such reliance.

(Name of Transferor)

By:
Name:
Title:

Dated:                          ,

cc:	GREAT LAKES BCPL FUNDING LTD.

c/o MaplesFS Limited,

P.O. Box 1093,

Boundary Hall, Cricket Square,

Grand Cayman, KY1-1102,

Cayman Islands

Attention: The Directors

Telephone no. +1 (345) 945-7099

Facsmile no. +1 (345) 945-7100

Email: cayman@maples.com

B1-3

EXHIBIT B2

FORM OF PURCHASER REPRESENTATION LETTER FOR CERTIFICATED NOTES

[DATE]

U.S. Bank National Association, as Trustee

11 Fillmore Avenue East,

St. Paul, Minnesota

551071402

Attention:	Bondholder Services – EP-MN-WSZN - Great Lakes BCPL Funding Ltd.

Re:	GREAT LAKES BCPL FUNDING LTD. (the “Issuer”)

Class A Notes due 2029

Reference is hereby made to the Indenture, dated as of December 16, 2019 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Indenture”), between the Issuer and U.S. Bank National Association, a national banking association, as trustee (in such capacity, together with its permitted successors and assigns in the trusts under the Indenture, the “Trustee”) and, solely as expressly specified in the Indenture, in its individual capacity.

This letter relates to U.S.$[                    ] aggregate outstanding principal amount of Class A Notes (the “Notes”), in the form of one or more Certificated Notes to effect the transfer of the Notes to [                    ] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that the Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and (ii) pursuant to an exemption from registration under the United States Securities Act of 1933, as amended (the “Securities Act”) and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Issuer and its counsel that it is:

(a)

(i)                      (check if applicable) a “qualified institutional buyer” that is not a broker-dealer which owns and invests on a discretionary basis less than U.S.$25,000,000 in securities of issuers that are not affiliated persons of the dealer and is not a plan referred to in paragraph (a)(1)(i)(d) or (a)(1)(i)(e) of Rule 144A under the Securities Act or a fund referred to in paragraph (a)(1)(i)(f) of Rule 144A under the Securities Act that holds the assets of such a plan, if investment decisions with respect to the plan are made by beneficiaries of the plan, who is purchasing the Notes in reliance on the exemption from Securities Act registration provided by Rule 144A thereunder who is also a “qualified purchaser” (within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder, a “Qualified Purchaser”) or an entity beneficially owned exclusively by Qualified Purchasers; or

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(ii)                  (check if applicable) a person that is not a “U.S. person” as defined in Regulation S under the Securities Act, and is acquiring the Notes in an offshore transaction (as defined in Regulation S) in reliance on the exemption from Securities Act registration provided by Regulation S,

and

(b) acquiring the Notes for its own account (and not for the account of any other Person) in a minimum denomination of U.S.$500,000 and in integral multiples of U.S.$1 in excess thereof.

The Transferee further represents, warrants and covenants for the benefit of the Issuer as follows:

1. It understands that the Notes are being offered only in a transaction not involving any public offering in the United States of America within the meaning of the Securities Act, such Notes have not been and will not be registered under the Securities Act, and, if in the future it decides to offer, resell, pledge or otherwise transfer the Notes, such Notes may be offered, resold, pledged or otherwise transferred only in accordance with the provisions of the Indenture and the legends on such Notes, including any requirement for written certifications. In particular, it understands that the Notes may be transferred only to a person that is either (a) both (1)(x) a Qualified Purchaser or (y) an entity owned (or in the case of Qualified Purchasers, beneficially owned) exclusively by Qualified Purchasers and (2) a “qualified institutional buyer” that is not a broker-dealer which owns and invests on a discretionary basis less than U.S.$25,000,000 in securities of issuers that are not affiliated persons of the dealer and is not a plan referred to in paragraph (a)(1)(i)(d) or (a)(1)(i)(e) of Rule 144A under the Securities Act or a fund referred to in paragraph (a)(1)(i)(f) of Rule 144A under the Securities Act that holds the assets of such a plan, if investment decisions with respect to the plan are made by beneficiaries of the plan, who is purchasing the Notes in reliance on the exemption from Securities Act registration provided by Rule 144A thereunder or (b) a person that is not a “U.S. person” as defined in Regulation S under the Securities Act, and is acquiring the Notes in an offshore transaction (as defined in Regulation S thereunder) in reliance on the exemption from registration provided by Regulation S. It acknowledges that no representation is made as to the availability of any exemption under the Securities Act or any state securities laws for resale of the Notes. It understands that the Issuer has not been registered under the Investment Company Act, and that the Issuer is exempt from registration as such by virtue of Section 3(c)(7) of the Investment Company Act. It understands and acknowledges that the Issuer has the right, under the Indenture, to compel any beneficial owner of an interest in the Notes that fails to comply with the foregoing requirements to sell its interest in such Notes, or may sell such interest on behalf of such owner.

2. In connection with its purchase of the Notes: (i) none of the Issuer, the Sole Shareholder, the Collateral Manager, the Placement Agent, the Valuation Agent, the Trustee, the Collateral Administrator, the Administrator or any of their respective Affiliates is acting as a fiduciary or financial or investment adviser for it; (ii) it is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Issuer, the Sole Shareholder, the Collateral Manager, the Placement Agent, the Valuation Agent, the Trustee, the Collateral Administrator, the Administrator or any of their respective

B2-2

Affiliates; (iii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the Issuer, the Sole Shareholder, the Collateral Manager, the Placement Agent, the Valuation Agent, the Trustee, the Collateral Administrator, the Administrator or any of their respective Affiliates; (iv) it will hold and transfer at least the minimum denomination of such Notes; (v) it was not formed for the purpose of investing in the Notes; (vi) it has received the necessary consent from its beneficial owners if the holder is a private investment company formed before April 30, 1996; (vii) it is a sophisticated investor and is purchasing the Notes with a full understanding of all of the terms, conditions and risks thereof, and it is capable of assuming and willing to assume those risks; (viii) none of it or any of its affiliates (as such term is defined in Rule 501(b) of Regulation D under the Securities Act) or any other Person acting on any of their behalf has engaged or will engage, in connection with such Notes, in any form of (A) general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) directed selling efforts within the meaning of Rule 902(c) of Regulation S thereunder; (ix) it has not solicited and will not solicit offers for such Notes, and has not arranged and will not arrange commitments to purchase such Notes, except in accordance with the Indenture and any applicable U.S. federal and state securities laws and the securities laws of any other jurisdiction in which such Notes have been offered; and (x) it has not acquired any Note as part of a plan to reduce, avoid or evade U.S. Federal income tax.

3. If it checked a(i) in the fourth paragraph of this Certificate, (i) it is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act and also a Qualified Purchaser for purposes of Section 3(c)(7) of the Investment Company Act (or an entity beneficially owned exclusively by Qualified Purchasers); (ii) it is acquiring the Notes as principal solely for its own account for investment and not with a view to the resale, distribution or other disposition thereof in violation of the Securities Act; (iii) it is not a broker dealer which owns and invests on a discretionary basis less than U.S.$25,000,000 in securities of issuers that are not affiliated persons of the dealer and is not a plan referred to in paragraph (a)(1)(i)(d) or (a)(1)(i)(e) of Rule 144A under the Securities Act or a trust fund referred to in paragraph (a)(1)(i)(f) of Rule 144A under the Securities Act that holds the assets of such a plan, if investment decisions with respect to the plan are made by beneficiaries of the plan; (iv) it agrees that it shall not hold any Notes for the benefit of any other person, that it shall at all times be the sole beneficial owner thereof for purposes of the Investment Company Act and all other purposes and that it shall not sell participation interests in the Notes or enter into any other arrangement pursuant to which any other person shall be entitled to a beneficial interest in the distributions on the Notes; and (v) it will hold and transfer at least the minimum denomination of the Notes and provide notice of the relevant transfer restrictions to subsequent transferees, including that it may be relying on the exemption from registration under the Securities Act provided by Rule 144A thereunder.

B2-3

4. It represents, warrants and agrees that (a) for so long as it holds such Notes or interest therein, it is not, and is not acting on behalf of, a Benefit Plan Investor, as defined in Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and (b) if it is a governmental, church, non-U.S. or other plan which is subject to any state, local, other federal or non-U.S. law or regulation that is substantially similar to the prohibited transaction provisions of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (any such law or regulation an “Other Plan Law”), it is not, and for so long as it holds such Notes or interest therein it will not be, subject to any Similar Law, and its acquisition, holding and disposition of such Notes will not constitute or result in a non-exempt violation of any such Other Plan Law.

5. It will treat its Notes as debt of the Issuer for United States federal and, to the extent permitted by law, state and local income and franchise tax purposes unless otherwise required by any relevant taxing authority.

6. It is                  (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Code, and a properly completed and signed Internal Revenue Service Form W- 9 (or applicable successor form) is attached hereto; or                  (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code, and a properly completed and signed applicable Internal Revenue Service Form W-8 (or applicable successor form) is attached hereto. It understands and acknowledges that failure to provide the Issuer or the Trustee with the applicable tax certifications or other documentation referred to in Section 2.7(d) of the Indenture or the failure to meet its Noteholder Reporting Obligations may result in withholding or back-up withholding from payments to it in respect of the Notes.

7. It hereby agrees to provide the Issuer and Trustee (i) any information as is necessary (in the sole determination of the Issuer or the Trustee, as applicable) for the Issuer and the Trustee to determine whether it is a specified United States person as defined in Section 1473(3) of the Code (a “specified United States person”), a United States owned foreign entity as described in Section 1471(d)(3) of the Code (a “United States owned foreign entity”) or a foreign financial institution as defined in Section 1471(d)(4) of the Code and (ii) any additional information that the Issuer or its agent requests in connection with Sections 1471-1474 of the Code. If it is a specified United States person or a United States owned foreign entity, it also hereby agrees to (x) provide the Issuer and Trustee its name, address, U.S. taxpayer identification number and, if it is a United States owned foreign entity, the name, address and taxpayer identification number of each of its “substantial United States owners” (as defined in Section 1473(2) of the Code) and any other information requested by the Issuer or its agent upon request and (y) update any such information provided in clause (x) promptly upon learning that any such information previously provided has become obsolete or incorrect or is otherwise required. It understands and acknowledges that the Issuer may provide such information and any other information concerning its investment in the Notes to the U.S. Internal Revenue Service. It understands and acknowledges that the Issuer has the right, under the Indenture, to compel any beneficial owner of an interest in the Notes that fails to comply with the foregoing requirements to sell its interest in such Notes, or may sell such interest on behalf of such owner.

8. If it is not a “United States person” (as defined in Section 7701(a)(30) of the Code), it hereby represents that (i) either (A) it is not a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business (within the meaning of Section 881(c)(3)(A) of the Code), or (B) it is a person that is eligible for benefits under an income tax treaty with the United States that eliminates U.S. federal income taxation of U.S. source interest not attributable to a permanent establishment in the United States, and (ii) it is not purchasing the Notes in order to reduce its U.S. federal income tax liability pursuant to a tax avoidance plan.

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9. It hereby represents and warrants that it is not an Affected Bank and it agrees and acknowledges that no transfer of a Note to an Affected Bank will be effective and none of the Issuer, the Trustee or the Note Registrar will recognize any such transfer, unless such transfer is specifically authorized by the Issuer in writing. An “Affected Bank” is a “bank” for purposes of Section 881 of the Code or an entity affiliated with such a bank that is neither (x) a United States person (within the meaning of Section 7701(a)(30) of the Code) nor (y) entitled to the benefits of an income tax treaty with the United States under which withholding taxes on interest payments made by obligors resident in the United States to such bank are reduced to 0%.

10. It agrees not to seek to commence, institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation Proceedings, or other Proceedings under U.S. Federal or State bankruptcy or similar laws prior to the date which is one year and one day (or if longer, any applicable preference period) after the payment in full of all notes issued under the Indenture and any other debt obligations of the Issuer that have been rated upon issuance by any rating agency at the request of the Issuer.

11. To the extent required by the Issuer, as determined by the Issuer or the Collateral Manager on behalf of the Issuer, the Issuer may, upon notice to the Trustee, impose additional transfer restrictions on the Notes to comply with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 and other similar laws or regulations, including, without limitation, requiring each transferee of a Note to make representations to the Issuer in connection with such compliance.

12. It will provide notice to each person to whom it proposes to transfer any interest in the Notes of the transfer restrictions and representations set forth in Section 2.5 (Registration, Registration of Transfer and Exchange) of the Indenture, including the Exhibits referenced therein, Sections 2.11 and 2.12 of the Indenture and the legends on the Notes.

13. It understands that the Issuer, the Sole Shareholder, the Collateral Manager, the Placement Agent, the Valuation Agent and the Trustee and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and it hereby consents to such reliance.

14. It is not a member of the public in the Cayman Islands.

15 It will provide the Issuer or its agents with a properly completed and executed “Entity Self-Certification Form” or “Individual Self-Certification Form” (in the forms published by the Cayman Islands Department for International Tax Cooperation, which forms can be obtained at https://www.ditc.ky/crs/crs-legislation-resources/) on or prior to the date on which it becomes a holder of the Notes or otherwise on or prior to the date on which it first receives interest payment under the Notes.

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[The remainder of this page has been intentionally left blank.]

B2-6

Name of Purchaser:

Dated:

By:
Name:
Title:

Outstanding principal amount of Class A Notes: U.S.$[                        ]

Taxpayer identification number:

Address for notices:	Wire transfer information for payments:

Bank:

Address:

Bank ABA#:

Account #:

Telephone:	FAO:

Facsimile:	Attention:

Attention:

Denominations of certificates (if more than one):

Registered name:

cc:	[●]

c/o [●]

[●]

[●]

Attention: [●]

Telephone no. [●]

Facsmile no. [●]

Email: [●]

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Annex

Tax Form

B2-8

EXHIBIT B3

FORM OF TRANSFEROR CERTIFICATE FOR TRANSFER OF REGULATION S

GLOBAL NOTE OR CERTIFICATED NOTE TO RULE 144A GLOBAL NOTE

OR CERTIFICATED NOTE

U.S. Bank National Association, as Trustee

11 Fillmore Avenue East,

St. Paul, Minnesota

551071402

Attention: Bondholder Services – EP-MN-WSZN - Great Lakes BCPL Funding Ltd.

Re:	GREAT LAKES BCPL FUNDING LTD. (the “Issuer”) Class A Notes due 2029 (the “Notes”)

Reference is hereby made to the Indenture, dated as of December 16, 2019 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Indenture”), between the Issuer and U.S. Bank National Association, a national banking association, as trustee (in such capacity, together with its permitted successors and assigns in the trusts under the Indenture, the “Trustee”) and, solely as expressly specified in the Indenture, in its individual capacity. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

This letter relates to U.S. $                     aggregate principal amount of Notes which are held in the form of a [[Regulation S][Rule 144A] Global Note][Certificated Note] representing Class A Notes in the name of (the “Transferor”) to effect the transfer of the Notes in exchange for an equivalent beneficial interest in a [Rule 144A Global Note][Certificated Note] representing Class A Notes.

In connection with such transfer, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred to [ ] (the “Transferee”) (i) in accordance with the transfer restrictions set forth in the Indenture and the legends attached to such Notes and (ii) in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”) (if such transfer is made pursuant to Rule 144A under the Securities Act), and it reasonably believes that the Transferee is purchasing the Notes for its own account or an account with respect to which the Transferee exercises sole investment discretion, the Transferee and any such account is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act and also a “qualified purchaser” (within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), a “Qualified Purchaser”) or an entity beneficially exclusively by Qualified Purchasers and is purchasing such Notes in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction. The Transferor further certifies that it has notified the Transferee that it may be relying on the exemption from registration under the Securities Act provided by Rule 144A thereunder. The Transferor further certifies (a) that none of itself or any of its affiliates (as such term is defined in Rule 501(b) of Regulation D under the Securities Act) or any other Person acting on any of their behalf, has engaged, in connection with such Notes, in general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act; and (b) that it has not solicited offers for such Notes, and has not arranged commitments to purchase such Notes, except in accordance with the Indenture and any applicable U.S. federal and state securities laws and the securities laws of any other jurisdiction in which such Notes have been offered.

B3-1

The Transferor understands that the Issuer, the Sole Shareholder, the Collateral Manager, the Placement Agent, the Valuation Agent, the Trustee, the Collateral Administrator, the Administrator and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and the Transferor hereby consents to such reliance.

(Name of Transferor)

By:
Name:
Title:

Dated:                 ,

cc:	[•]

c/o [•]

[•]

[•]

Attention: [•]

Telephone no. [•]

Facsmile no. [•]

Email: [•]

B3-2

EXHIBIT B4

FORM OF TRANSFEREE CERTIFICATE OF RULE 144A GLOBAL NOTE

U.S. Bank National Association, as Trustee

11 Fillmore Avenue East,

St. Paul, Minnesota

551071402

Attention: Bondholder Services – EP-MN-WSZN - Great Lakes BCPL Funding Ltd.

Re:	GREAT LAKES BCPL FUNDING LTD. (the “Issuer”) Class A Notes due 2029

Reference is hereby made to the Indenture, dated as of December 16, 2019 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Indenture”), between the Issuer and U.S. Bank National Association, a national banking association, as trustee (in such capacity, together with its permitted successors and assigns in the trusts under the Indenture, the “Trustee”) and, solely as expressly specified in the Indenture, in its individual capacity. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

This letter relates to [ ] Aggregate Outstanding Amount of the Class A Notes (the “Notes”) which are to be transferred to the undersigned transferee (the “Transferee”) in the form of a Rule 144A Global Note representing Class A Notes pursuant to Section 2.5(e) of the Indenture.

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that the Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and (ii) pursuant to an exemption from registration under the United States Securities Act of 1933, as amended (the “Securities Act”) and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Issuer and its counsel that it is:

(a) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act (a “Qualified Institutional Buyer”) who is also a “qualified purchaser” (within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the rules thereunder, a “Qualified Purchaser”) or an entity beneficially owned exclusively by Qualified Purchasers, and are acquiring the Notes in reliance on the exemption from Securities Act registration provided by Rule 144A thereunder; and

(b) acquiring the Notes for its own account (and not for the account of any other Person) in a minimum denomination of U.S.$500,000 and in integral multiples of U.S.$1 in excess thereof.

B4-1

The Transferee further represents, warrants and agrees as follows:

1. In connection with the purchase of the Notes: (A) none of the Issuer, the Sole Shareholder, the Placement Agent, the Valuation Agent, the Collateral Manager, the Trustee, the Collateral Administrator, the Administrator or any of their respective Affiliates is acting as a fiduciary or financial or investment adviser for the Transferee; (B) the Transferee is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Issuer, the Sole Shareholder, the Placement Agent, the Valuation Agent, the Collateral Manager, the Trustee, the Collateral Administrator, the Administrator or any of their respective Affiliates; (C) the Transferee has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary and has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the Issuer, the Sole Shareholder, the Placement Agent, the Valuation Agent, the Collateral Manager, the Trustee, the Collateral Administrator, the Administrator or any of their respective Affiliates; (D) the Transferee is both (x) a Qualified Institutional Buyer that is not a broker-dealer which owns and invests on a discretionary basis less than U.S.$25,000,000 in securities of issuers that are not affiliated persons of the dealer and is not a plan referred to in paragraph (a)(1)(i)(d) or (a)(1)(i)(e) of Rule 144A or a trust fund referred to in paragraph (a)(1)(i)(f) of Rule 144A that holds the assets of such a plan, if investment decisions with respect to the plan are made by beneficiaries of the plan and (y) a Qualified Purchaser for purposes of Section 3(c)(7) of the Investment Company Act or an entity beneficially owned exclusively by Qualified Purchasers; (E) the Transferee is acquiring its interest in such Notes for its own account for investment and not with a view to the resale, distribution or other disposition thereof in violation of the Securities Act; (F) the Transferee was not formed for the purpose of investing in such Notes; (G) the Transferee has received the necessary consent from its beneficial owners if the holder is a private investment company formed before April 30, 1996, (H) the Transferee understands that the Issuer may receive a list of participants holding interests in the Notes from one or more book-entry depositories; (I) the Transferee will hold and transfer at least the minimum denomination of such Notes; (J) the Transferee is a sophisticated investor and is purchasing the Notes with a full understanding of all of the terms, conditions and risks thereof, and it is capable of assuming and willing to assume those risks; (K) the Transferee will provide notice of the relevant transfer restrictions to subsequent transferees, including that the Transferee may be relying on the exemption from registration under the Securities Act provided by Rule 144A thereunder; (L) none of the Transferee or any of its affiliates (as such term is defined in Rule 501(b) of Regulation D under the Securities Act) or any other Person acting on any of their behalf has engaged or will engage, in connection with such Notes, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act; (M) the Transferee has not solicited and will not solicit offers for such Notes and has not arranged and will not arrange commitments to purchase such Notes, except in accordance with the Indenture and any applicable U.S. federal and state securities laws and the securities laws of any other jurisdiction in which such Notes have been offered; and (N) the Transferee is not acquiring any Note as part of a plan to reduce, avoid or evade U.S. Federal income tax.

B4-2

2. The Transferee understands that the Notes are being offered only in a transaction not involving any public offering in the United States of America within the meaning of the Securities Act, such Notes have not been and will not be registered under the Securities Act, and, if in the future the Transferee decides to offer, resell, pledge or otherwise transfer the Notes, such Notes may be offered, resold, pledged or otherwise transferred only in accordance with the provisions of the Indenture and the legend on such Notes, including any requirement for written certifications. In particular, the Transferee understands that the Notes may be transferred only to a person that is either (a) both (1)(x) a “qualified purchaser” (as defined in the Investment Company Act, and the rules thereunder) or (y) an entity owned (or in the case of Qualified Purchasers, beneficially owned) exclusively by one or more “qualified purchasers” and (2) a “qualified institutional buyer” that is not a broker-dealer which owns and invests on a discretionary basis less than U.S.$25,000,000 in securities of issuers that are not affiliated persons of the dealer and is not a plan referred to in paragraph (a)(1)(i)(d) or (a)(1)(i)(e) of Rule 144A or a trust fund referred to in paragraph (a)(1)(i)(f) of Rule 144A that holds the assets of such a plan, if investment decisions with respect to the plan are made by beneficiaries of the plan, who is purchasing the Notes in reliance on the exemption from Securities Act registration provided by Rule 144A thereunder or (b) a person that is not a “U.S. person” as defined in Regulation S under the Securities Act, and is acquiring the Notes in an offshore transaction (as defined in Regulation S thereunder) in reliance on the exemption from registration provided by Regulation S. The Transferee acknowledges that no representation has been made as to the availability of any exemption under the Securities Act or any state securities laws for resale of the Notes. The Transferee understands that the Issuer has not been registered under the Investment Company Act, and that the Issuer is exempt from registration as such by virtue of Section 3(c)(7) of the Investment Company Act. The Transferee understands and acknowledges that the Issuer has the right, under the Indenture, to compel any beneficial owner of an interest in the Notes that fails to comply with the foregoing requirements to sell its interest in such Notes, or may sell such interest on behalf of such owner.

3. The Transferee will provide notice to each Person to whom it proposes to transfer any interest in the Notes of the transfer restrictions and representations set forth in Section 2.5 (Registration, Registration of Transfer and Exchange) of the Indenture, including the Exhibits referenced therein, Sections 2.11 and 2.12 of the Indenture, and the legends on the Notes.

4. The Transferee represents, warrants and agrees that (a) it is not, and is not acting on behalf of, a Benefit Plan Investor, as defined in Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and (b) if the Transferee is a governmental, church, non-U.S. or other plan which is subject to any state, local, other federal or non-U.S. law or regulation that is substantially similar to the prohibited transaction provisions of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (any such law or regulation an “Other Plan Law”), it is not, and for so long as it holds such Notes or interest therein it will not be, subject to any Similar Law, and the Transferee’s acquisition, holding and disposition of such Notes will not constitute or result in a non-exempt violation of any such Other Plan Law.

B4-3

5. The Transferee agrees not to seek to commence, institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation Proceedings, or other Proceedings under U.S. Federal or State bankruptcy or similar laws prior to the date which is one year and one day (or if longer, any applicable preference period) after the payment in full of all Notes and any other debt obligations of the Issuer that have been rated upon issuance by any rating agency at the request of the Issuer.

6. The Transferee will treat its Notes as debt of the Issuer for United States federal and, to the extent permitted by law, state and local income and franchise tax purposes unless otherwise required by any relevant taxing authority.

7. The Transferee is              (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Code, and a properly completed and signed Internal Revenue Service Form W-9 (or applicable successor form) is attached hereto; or                      (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code, and a properly completed and signed applicable Internal Revenue Service Form W-8 (or applicable successor form) is attached hereto. The Transferee understands and acknowledges that failure to provide the Issuer or the Trustee with the applicable tax certifications or other documentation referred to in Section 2.7(d) of the Indenture or the failure to meet its Noteholder Reporting Obligations may result in withholding or back-up withholding from payments to the Transferee in respect of the Notes.

8. If the Transferee is not a “United States person” (as defined in Section 7701(a)(30) of the Code), the Transferee hereby represents that (i) either (A) it is not a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business (within the meaning of Section 881(c)(3)(A) of the Code), or (B) it is a person that is eligible for benefits under an income tax treaty with the United States that eliminates U.S. federal income taxation of U.S. source interest not attributable to a permanent establishment in the United States, and (ii) it is not purchasing the Notes in order to reduce its U.S. federal income tax liability pursuant to a tax avoidance plan.

9. The Transferee hereby agrees to provide the Issuer and Trustee (i) any information as is necessary (in the sole determination of the Issuer or the Trustee, as applicable) for the Issuer and the Trustee to determine whether it (or any Person through which it holds the Notes) is a specified United States person as defined in Section 1473(3) of the Code (a “specified United States person”), a United States owned foreign entity as described in Section 1471(d)(3) of the Code (a “United States owned foreign entity”) or a foreign financial institution as defined in Section 1471(d)(4) of the Code and (ii) any additional information that the Issuer or its agent requests in connection with Sections 1471-1474 of the Code. If the Transferee is a specified United States person or a United States owned foreign entity, it also hereby agrees to (x) provide the Issuer and Trustee its name, address, U.S. taxpayer identification number and, if it is a United States owned foreign entity, the name, address and taxpayer identification number of each of its “substantial United States owners” (as defined in Section 1473(2) of the Code) and any other information requested by the Issuer or its agent upon request and (y) update any such information provided in clause (x) promptly upon learning that any such information previously provided has become obsolete or incorrect or is otherwise required. The Transferee understands and acknowledges that the Issuer may provide such information and any other information concerning its investment in the Notes to the U.S. Internal Revenue Service. The Transferee understands and acknowledges that the Issuer has the right, under the Indenture, to compel any beneficial owner of an interest in the Notes that fails to comply with the foregoing requirements to sell its interest in such Notes, or may sell such interest on behalf of such owner.

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10. The Transferee hereby represents and warrants that it is not an Affected Bank and it agrees and acknowledges that no transfer of a Note to an Affected Bank will be effective and none of the Issuer, the Trustee or the Note Registrar will recognize any such transfer, unless such transfer is specifically authorized by the Issuer in writing. An “Affected Bank” is a “bank” for purposes of Section 881 of the Code or an entity affiliated with such a bank that is neither (x) a United States person (within the meaning of Section 7701(a)(30) of the Code) nor (y) entitled to the benefits of an income tax treaty with the United States under which withholding taxes on interest payments made by obligors resident in the United States to such bank are reduced to 0%.

11. To the extent required by the Issuer, as determined by the Issuer or the Collateral Manager on behalf of the Issuer, the Issuer may, upon notice to the Trustee, impose additional transfer restrictions on the Notes to comply with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 and other similar laws or regulations, including, without limitation, requiring each transferee of a Note to make representations to the Issuer in connection with such compliance.

12. The Transferee understands that the Issuer, the Sole Shareholder, the Placement Agent, the Valuation Agent, the Collateral Manager, the Trustee, the Collateral Administrator, the Administrator and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and the Transferee hereby consents to such reliance.

13. The Transferee is aware that, except as otherwise provided in the Indenture, the Notes being sold to it, if any, in reliance on 144A will be represented by a Rule 144A Global Note, and that beneficial interests therein may be held only through DTC.

14. The Transferee is not a member of the public in the Cayman Islands.

Name of Purchaser:
Dated:

By:
Name:
Title:

B4-5

Aggregate Outstanding Amount of Notes: U.S.$

cc:	[•]

c/o [•]

[•]

[•]

Attention: [•]

Telephone no. [•]

Facsmile no. [•]

Email: [•]

B4-6

Annex

Tax Form

B4-7

EXHIBIT B5

FORM OF TRANSFEREE CERTIFICATE OF REGULATION S GLOBAL NOTE

U.S. Bank National Association, as Trustee

11 Fillmore Avenue East,

St. Paul, Minnesota

551071402

Attention: Bondholder Services – EP-MN-WSZN - Great Lakes BCPL Funding Ltd.

Re:	GREAT LAKES BCPL FUNDING LTD. (the “Issuer”) Class A Notes due 2029

Reference is hereby made to the Indenture, dated as of December 16, 2019 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Indenture”), between the Issuer and U.S. Bank National Association, a national banking association, as trustee (in such capacity, together with its permitted successors and assigns in the trusts under the Indenture, the “Trustee”) and, solely as expressly specified in the Indenture, in its individual capacity. Capitalized terms not defined in this Certificate shall have the meanings ascribed to them in the Indenture.

This letter relates to [                    ] Aggregate Outstanding Amount of the Class A Notes (the “Notes”), which are to be transferred to the undersigned transferee (the “Transferee”) in the form of a Regulation S Global Note representing Class A Notes pursuant to Section 2.5(e) of the Indenture.

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that the Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and (ii) pursuant to an exemption from registration under the United States Securities Act of 1933, as amended (the “Securities Act”) and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Issuer and its counsel that it is a person that is not a “U.S. person” as defined in Regulation S under the Securities Act (a “U.S. Person”), and is acquiring the Notes in an offshore transaction (as defined in Regulation S) in reliance on, and in accordance with, the exemption from Securities Act registration provided by Regulation S.

The Transferee further represents, warrants and agrees as follows:

1. In connection with the purchase of the Notes: (A) none of the Issuer, the Sole Shareholder, the Placement Agent, the Valuation Agent, the Collateral Manager, the Trustee, the Collateral Administrator, the Administrator or any of their respective Affiliates is acting as a fiduciary or financial or investment adviser for the Transferee; (B) the Transferee is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Issuer, the Sole Shareholder, the Placement Agent, the Valuation Agent, the Collateral Manager, the Trustee, the Collateral Administrator, the Administrator or any of their respective Affiliates; (C) the Transferee has consulted with its own legal, regulatory, tax, business, investment, financial and accounting

B5-1

advisors to the extent it has deemed necessary and has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the Issuer, the Sole Shareholder, the Placement Agent, the Valuation Agent, the Collateral Manager, the Trustee, the Collateral Administrator, the Administrator or any of their respective Affiliates; (D) the Transferee is not a U.S. Person and is acquiring such Notes in an offshore transaction (as defined in Regulation S) in reliance on the exemption from registration provided by Regulation S; (E) the Transferee is acquiring its interest in such Notes for its own account for investment and not with a view to the resale, distribution or other disposition thereof in violation of the Securities Act; (F) the Transferee was not formed for the purpose of investing in such Notes; (G) the Transferee understands that the Issuer may receive a list of participants holding interests in the Notes from one or more book-entry depositories; (H) the Transferee will hold and transfer at least the minimum denomination of such Notes; (I) the Transferee is a sophisticated investor and is purchasing the Notes with a full understanding of all of the terms, conditions and risks thereof, and it is capable of assuming and willing to assume those risks; (J) the Transferee will provide notice of the relevant transfer restrictions to subsequent transferees, including that such beneficial owner may be relying on the exemption from registration under the Securities Act provided by Rule 144A thereunder; (K) none of the Transferee or any of its affiliates (as such term is defined in Rule 501(b) of Regulation D under the Securities Act) or any other Person acting on any of their behalf has engaged or will engage, in connection with such Notes, in any form of (i) general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (ii) directed selling efforts within the meaning of Rule 902(c) of Regulation S thereunder; (L) the Transferee has not solicited and will not solicit offers for such Notes, and has not arranged and will not arrange commitments to purchase such Notes, except in accordance with the Indenture and any applicable U.S. federal and state securities laws and the securities laws of any other jurisdiction in which such Notes have been offered; and (M) the Transferee is not acquiring any Note as part of a plan to reduce, avoid or evade U.S. Federal income tax.

2. The Transferee understands that the Notes are being offered only in a transaction not involving any public offering in the United States of America within the meaning of the Securities Act, such Notes have not been and will not be registered under the Securities Act, and, if in the future the Transferee decides to offer, resell, pledge or otherwise transfer the Notes, such Notes may be offered, resold, pledged or otherwise transferred only in accordance with the provisions of the Indenture and the legend on such Notes, including any requirement for written certifications. In particular, the Transferee understands that the Notes may be transferred only to a person that is either (A) both (1)(x) a “qualified purchaser” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder) or (y) an entity owned (or in the case of Qualified Purchasers, beneficially owned) exclusively by one or more “qualified purchasers” and (2) a “qualified institutional buyer” that is not a broker- dealer which owns and invests on a discretionary basis less than U.S. $25,000,000 in securities of issuers that are not affiliated persons of the dealer and is not a plan referred to in paragraph (a)(1)(i)(d) or (a)(1)(i)(e) of Rule 144A under the Securities Act or a trust fund referred to in paragraph (a)(1)(i)(f) of Rule 144A under the Securities Act that holds the assets of such a plan, if investment decisions with respect to the plan are made by beneficiaries of the plan, who is purchasing the Notes in reliance on the exemption from Securities Act registration provided by Rule 144A thereunder or (B) a person that is not a U.S. Person, and is acquiring the

B5-2

Notes in an offshore transaction (as defined in Regulation S thereunder) in reliance on the exemption from registration provided by Regulation S. The Transferee acknowledges that no representation has been made as to the availability of any exemption under the Securities Act or any State securities laws for resale of the Notes. The Transferee understands that the Issuer has not been registered under the Investment Company Act, and that the Issuer is exempt from registration as such by virtue of Section 3(c)(7) of the Investment Company Act. The Transferee understands and acknowledges that the Issuer has the right, under the Indenture, to compel any beneficial owner of an interest in the Notes that fails to comply with the foregoing requirements to sell its interest in such Notes, or may sell such interest on behalf of such owner.

3. The Transferee is aware that, except as otherwise provided in the Indenture, the Notes being sold to it, if any, in reliance on Regulation S will be represented by a Regulation S Global Note, and that beneficial interests therein may be held only through DTC for the respective accounts of Euroclear or Clearstream.

4. The Transferee will provide notice to each Person to whom it proposes to transfer any interest in the Notes of the transfer restrictions and representations set forth in Section 2.5 (Registration, Registration of Transfer and Exchange) of the Indenture, including the Exhibits referenced therein, Sections 2.11 and 2.12 of the Indenture, and the legends on the Notes.

5. The Transferee represents, warrants and agrees that (a) it is not, and is not acting on behalf of, a Benefit Plan Investor, as defined in Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (b) if the Transferee is a governmental, church, non-U.S. or other plan which is subject to any state, local, other federal or non-U.S. law or regulation that is substantially similar to the prohibited transaction provisions of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (any such law or regulation an “Other Plan Law”), it is not, and for so long as it holds such Notes or interest therein it will not be, subject to any Similar Law, and the Transferee’s acquisition, holding and disposition of such Notes will not constitute or result in a non-exempt violation of any such Other Plan Law.

6. The Transferee agrees not to seek to commence, institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation Proceedings, or other Proceedings under U.S. Federal or State bankruptcy or similar laws prior to the date which is one year and one day (or if longer, any applicable preference period) after the payment in full of all Notes and any other debt obligations of the Issuer that have been rated upon issuance by any rating agency at the request of the Issuer.

7. The Transferee will treat its Notes as debt of the Issuer for United States federal and, to the extent permitted by law, state and local income and franchise tax purposes unless otherwise required by any relevant taxing authority.

B5-3

8. The Transferee is                  (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Code, and a properly completed and signed Internal Revenue Service Form W-9 (or applicable successor form) is attached hereto; or                  (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code, and a properly completed and signed applicable Internal Revenue Service Form W-8 (or applicable successor form) is attached hereto. The Transferee understands and acknowledges that failure to provide the Issuer or the Trustee with the applicable tax certifications or other documentation referred to in Section 2.7(d) of the Indenture or the failure to meet its Noteholder Reporting Obligations may result in withholding or back-up withholding from payments to the Transferee in respect of the Notes.

9. If the Transferee is not a “United States person” (as defined in Section 7701(a)(30) of the Code), the Transferee hereby represents that (i) either (A) it is not a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business (within the meaning of Section 881(c)(3)(A) of the Code), or (B) it is a person that is eligible for benefits under an income tax treaty with the United States that eliminates U.S. federal income taxation of U.S. source interest not attributable to a permanent establishment in the United States, and (ii) it is not purchasing the Notes in order to reduce its U.S. federal income tax liability pursuant to a tax avoidance plan.

10. The Transferee hereby agrees to provide the Issuer and Trustee (i) any information as is necessary (in the sole determination of the Issuer or the Trustee, as applicable) for the Issuer and the Trustee to determine whether it (or any Person through which it holds the Notes) is a specified United States person as defined in Section 1473(3) of the Code (a “specified United States person”), a United States owned foreign entity as described in Section 1471(d)(3) of the Code (a “United States owned foreign entity”) or a foreign financial institution as defined in Section 1471(d)(4) of the Code and (ii) any additional information that the Issuer or its agent requests in connection with Sections 1471-1474 of the Code. If the Transferee is a specified United States person or a United States owned foreign entity, it also hereby agrees to (x) provide the Issuer and Trustee its name, address, U.S. taxpayer identification number and, if it is a United States owned foreign entity, the name, address and taxpayer identification number of each of its “substantial United States owners” (as defined in Section 1473(2) of the Code) and any other information requested by the Issuer or its agent upon request and (y) update any such information provided in clause (x) promptly upon learning that any such information previously provided has become obsolete or incorrect or is otherwise required. The Transferee understands and acknowledges that the Issuer may provide such information and any other information concerning its investment in the Notes to the U.S. Internal Revenue Service. The Transferee understands and acknowledges that the Issuer has the right, under the Indenture, to compel any beneficial owner of an interest in the Notes that fails to comply with the foregoing requirements to sell its interest in such Notes, or may sell such interest on behalf of such owner.

11. The Transferee hereby represents and warrants that it is not an Affected Bank and it agrees and acknowledges that no transfer of a Note to an Affected Bank will be effective and none of the Issuer, the Trustee or the Note Registrar will recognize any such transfer, unless such transfer is specifically authorized by the Issuer in writing. An “Affected Bank” is a “bank” for purposes of Section 881 of the Code or an entity affiliated with such a bank that is neither (x) a United States person (within the meaning of Section 7701(a)(30) of the Code) nor (y) entitled to the benefits of an income tax treaty with the United States under which withholding taxes on interest payments made by obligors resident in the United States to such bank are reduced to 0%.

B5-4

12. To the extent required by the Issuer, as determined by the Issuer or the Collateral Manager on behalf of the Issuer, the Issuer may, upon notice to the Trustee, impose additional transfer restrictions on the Notes to comply with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 and other similar laws or regulations, including, without limitation, requiring each transferee of a Note to make representations to the Issuer in connection with such compliance.

13. The Transferee understands that the Issuer, the Sole Shareholder, the Placement Agent, the Valuation Agent, the Collateral Manager, the Trustee, the Collateral Administrator, the Administrator and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and the Transferee hereby consents to such reliance.

Name of Purchaser:

Dated:

By:
Name:
Title:

Aggregate Outstanding Amount of Notes: U.S.$

cc:	[•]

c/o [•]

[•]

[•]

Attention: [•]

Telephone no. [•]

Facsmile no. [•]

Email: [•]

B5-5

Annex

Tax Form

B5-6

EXHIBIT C

FORM OF BENEFICIAL OWNER CERTIFICATE

U.S. Bank National Association, as Trustee

8 Greenway Plaza, Suite 1100

Houston, Texas 77046

Attention: Global Corporate Trust

Reference: GREAT LAKES BCPL FUNDING LTD.

GREAT LAKES BCPL FUNDING LTD.

c/o MaplesFS Limited,

P.O. Box 1093,

Boundary Hall, Cricket Square,

Grand Cayman, KY1-1102,

Cayman Islands

Attention: The Directors

Ladies and Gentlemen:

Reference is hereby made to the Indenture, dated as of December 16, 2019 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Indenture”), between the Issuer and U.S. Bank National Association, a national banking association, as trustee (in such capacity, together with its permitted successors and assigns in the trusts under the Indenture, the “Trustee”) and, solely as expressly specified in the Indenture, in its individual capacity.

The undersigned hereby certifies that it is the beneficial owner of U.S.$[                    ] in principal amount of the Class A Notes of [GREAT LAKES BCPL FUNDING LTD., held with U.S. Bank National Association]19 [registered in the name of [INSERT NAME]]20 and hereby requests the Trustee to grant it access, via its password protected website, to the following:

                Payment Date Report specified in Section 10.5(a) of the Indenture

                Daily Report specified in Section 10.5(c) of the Indenture

                Reporting specified in Section 7.14 of the Indenture

[19]	Insert if Note is a Global Note.
[20]	Insert if Note is a Certificated Note.

C-1

In addition, the undersigned hereby requests the Trustee to provide it at the address below the following:

                Notices of Default pursuant to Section 6.2 of the Indenture

Name:
Address:

[_________ [Other]]

Submission of this certificate bearing the beneficial owner’s electronic signature shall constitute effective delivery hereof. This certificate shall be construed in accordance with, and this certificate and all matters arising out of or relating in any way whatsoever (whether in contract, tort or otherwise) to this certificate shall be governed by, the law of the State of New York.

C-2

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed this                      day of                    .

[NAME OF CERTIFYING HOLDER]

By:
Authorized Signature
Name:
Title:

C-3